VOTING AGREEMENT

      THIS VOTING AGREEMENT AND IRREVOCABLE PROXY (this "Agreement") dated as of April 25, 2007, is made and entered into among Wynnefield Small Cap Value Offshore Fund, Ltd., a private investment company organized under the laws of the Cayman Islands, Wynnefield Partners Small Cap Value, L.P., a Delaware limited partnership, Wynnefield Partners Small Cap Value, L.P., I, a Delaware limited partnership, and WebFinancial Corporation, a Delaware corporation, (each, a "Purchaser" and collectively, the "Purchasers"), and each party listed under the heading "Stockholders" on the signature page(s) hereof (each a "Stockholder" and collectively, the "Stockholders").

                              W I T N E S S E T H:

      WHEREAS, Purchasers and Gilman + Ciocia, Inc., a Delaware corporation (the "Company"), have entered into the Investor Purchase Agreement, dated as of even date herewith (the "Purchase Agreement"), which provides for, among other things, the sale and issuance by the Company of an aggregate of 40,000,000 shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"), on the terms and conditions contained in the Purchase Agreement;

      WHEREAS, as of the date hereof, each Stockholder owns, beneficially and of record, and has the power to vote the number of shares of Common Stock set forth beside such Stockholder's name on Exhibit A hereto (all of such shares of Common Stock owned by the Stockholders, together with any other shares of capital stock of the Company acquired by any of such Stockholders, including shares of Common Stock acquired through the exercise of any stock option, after the date hereof and prior to the Termination Date (as hereinafter defined), being referred to herein collectively as the "Shares"); and

      WHEREAS, as a condition to the willingness of Purchasers to enter into the Purchase Agreement, Purchasers have required that the Stockholders agree, and in order to induce Purchasers to enter into the Purchase Agreement, the Stockholders have agreed, to enter into this Agreement.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE 1

                                CERTAIN COVENANTS

      1.1 Grant of Proxy; Voting Agreement.

            (a) Each Stockholder hereby revokes, or has previously revoked, all prior proxies, voting agreements or powers-of-attorney given or entered into with respect to any of his respective Shares, and hereby irrevocably (to the fullest extent permitted by law) constitutes and appoints T. Finkelstein, or any designee of Ted Finkelstein, (the "Attorney-in-Fact") as his true and lawful proxy and attorney-in-fact, for and in the name, place and stead of such Stockholder, to vote his respective Shares at any time during the period from the date of this Agreement to the Termination Date set forth in Article 5 below, (such period being referred to herein as the "Term"), at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise, in the following manner:

                  (i) in favor of approval of the Purchase Agreement, the Shareholder Agreement, the Registration Rights Agreement and the transactions contemplated thereby, any other matter necessary for the consummation of the transactions contemplated thereby ("Transactions") and considered and voted upon by the stockholders of the Company at any such meeting of stockholders or in such written consent;

                  (ii) against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement or of the Stockholder under this Agreement;

                  (iii) in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder in accordance with the terms and conditions of the Purchase Agreement.

            (b) Concurrently with the execution of this Agreement, each Stockholder has delivered to Ted Finkelstein a proxy in the form attached hereto as Exhibit B (individually, the "Proxy", and collectively, the "Proxies"), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to his or her respective Shares.

            (c) Notwithstanding the foregoing grant to Ted Finkelstein of the Proxies, if Ted Finkelstein elects not to exercise its rights to vote any of the Shares pursuant to the Proxies, each Stockholder agrees in his capacity as a stockholder of the Company and not in his capacity as a director, officer or employee of the Company, to vote his or her respective Shares during the Term as indicated in Section 1.1(a) at any annual, special or other meeting of the stockholders of the Company and at any adjournment or postponements thereof, or pursuant to any written consent in lieu of a meeting or otherwise.

            (d) Each Stockholder agrees that his irrevocable proxy and all other power and authority intended to be conferred by Section 1.1(a) are coupled with an interest sufficient in law to support an irrevocable power and shall not be terminated by any act of such Stockholder or by the occurrence of any event or events except as provided herein, except as provided in paragraph (e) of this subsection 1.1.

            (e) The irrevocable Proxies contemplated hereby shall not be affected by the death, disability or dissolution of any Stockholder, and shall be binding upon the heirs, successors and assigns or the respective Stockholders.

      1.2 Further Assurances. Each Stockholder agrees that, from time to time, at Purchasers' reasonable request, each Stockholder shall perform such further acts (other than affix a legend regarding this Agreement to the certificates representing his Shares) and execute such further documents and instruments as may reasonably be required to vest in the Attorney-in-Fact the power to carry out and give effect to the provisions of this Agreement.

      1.3 No Inconsistent Actions. Each Stockholder agrees that such Stockholder shall not take any action, except as required to fulfill such Stockholder's fiduciary duties as an officer or director of the Company, that would in any way restrict, limit or interfere with the performance of the such Stockholder's obligations hereunder or the transactions contemplated hereby or by the Purchase Agreement, including, without limitation, the Transactions, or which shall cause any of the representations set forth in Article 2 of this Agreement to become untrue.

                                    ARTICLE 2

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

      Each of the Stockholders, severally and not jointly, represents and warrants to Purchasers, as of the date hereof, as follows:

      2.1 Authorization. Such Stockholder has the requisite power and authority to enter into and deliver this Agreement and to fully perform the obligations required to be performed by him or her hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder, this Agreement has been duly executed by him, and does not violate any agreement, lease, indenture, judgment, order or decree or other instrument which is binding upon such Stockholder. The execution, delivery and performance of this Agreement have been duly and validly authorized by such Stockholder acting in a fiduciary, representative or corporate capacity (if applicable). Assuming this Agreement has been duly and validly executed by a duly authorized officer of each Purchaser, this Agreement constitutes the legal, valid and binding obligation of such Stockholder, enforceable against him or her in accordance with its terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general application related to or affecting creditors' rights and to general equity principles.

      2.2 No Consent. No authorization, consent or approval of, or any filing with, any public body or authority or other party is necessary for the execution and delivery of this Agreement and consummation by such Stockholder of the transactions contemplated by this Agreement.

      2.3 Ownership. Such Stockholder is the record and beneficial owner of, and, except as set forth on Exhibit A, owns good and marketable title to, the number of Shares set forth beside such Stockholder's name and federal tax identification number or social security number on Exhibit A, free and clear of any and all liens, restrictions, claims, equities, charges, options, rights of first refusal, or encumbrances, with no defects of title whatsoever, except for such restrictions arising under applicable securities law and this Agreement. Except as set forth on Exhibit A, such Stockholder owns no shares of capital stock of the Company or any other equity security of the Company or right of any kind to have any such equity security issued. Such Stockholder has the exclusive right, power and authority to vote the Shares set forth on Exhibit A owned by such Stockholder, and with the exception of this Agreement, such Stockholder is not party to or bound by any agreements affecting or relating to such Stockholder's right to transfer or vote the Shares owned by such Stockholder.

      2.4 Adequate Information. Such Stockholder is a sophisticated party with respect to his Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the Shares and has independently and without reliance upon Purchasers and based on such information as such Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.

                                    ARTICLE 3

              REPRESENTATIONS AND WARRANTIES AND OF THE PURCHASERS

      Each Purchaser represents and warrants to each Stockholder, as of the date hereof, that such Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Such Purchaser has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to the qualification however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general application related to or affecting creditors' rights and to general equity principles.

                                    ARTICLE 4

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

      The respective representations and warranties of each Stockholder and Purchasers contained herein shall not be deemed waived or otherwise affected by any investigation made by the other party hereto, and each representation and warranty contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

                                    ARTICLE 5

                                   TERMINATION

      This Agreement shall terminate upon the earlier to occur of (i) October] 31, 2007 or (ii) approval by the stockholders of the Company of (a) an amendment to the Company's Certificate of Incorporation that increases the number of authorized shares of Common Stock to 500,000,000 shares, and (b) the transactions contemplated by the Purchase Agreement (such date of termination of this Agreement being referred to herein as the "Termination Date"). At the Termination Date, this Agreement shall become void and be of no further force and effect, provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Termination Date.

                                    ARTICLE 6

                                  MISCELLANEOUS

      6.1 Defined Terms. All capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

      6.2 No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights or remedies upon any person other than the parties hereto.

      6.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof. The parties hereby agree that for purposes of this Agreement neither party has made to the other any representations, warranties or covenants or other disclosures other than those specifically contained in this Agreement. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

      6.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

      6.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      6.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      6.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

      6.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

      6.9 Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      6.10 Fees and Expenses. All costs and expenses incurred by the parties hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

      6.11 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses, or at such other address for a party as shall be specified in a notice given in accordance with this
Section 6.11:

        If to:
        Wynnefield Partners SmallCap Value, L.P.
        Wynnefield Capital Management, LLC
        Wynnefield SmallCap Value Offshore Fund, Ltd.:

        c/o Nelson Obus
        450 7th Avenue, Suite 509
        New York, New York 10123
        Tel: 212.760.0814
        Fax: 212.760.0824
        with a copy to:                 Kane Kessler, PC
                                        1350 Avenue of the Americas, 26th Floor
                                        New York, New York  10019
                                        Telecopier:  (212) 245-3009
                                        Attn: Jeffrey S. Tullman, Esq.

        WebFinancial Corporation
        590 Madison Avenue, 32nd Floor
        New York, New York  10022

        If to any of the
        Stockholders:                   At the address set forth under such
                                        Stockholder's name on Exhibit A

        with a copy to:                 Blank Rome LLP
                                        The Chrysler Building
                                        405 Lexington Avenue
                                        New York, New York  10174
                                        Telecopier: (212) 885-5001
                                        Attn: Robert J. Mittman, Esq.

      6.12 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) no Stockholder makes any agreement or understanding herein in any capacity other than in such Stockholder's capacity as a record holder and beneficial owner of Shares, (b) if, during the Term, any Stockholder or any representative of any Stockholder is a member of the Company's Board of Directors or an officer of the Company, nothing herein shall be construed to limit or affect any action or inaction by any such officer or director acting in such person's capacity as a director or officer of the Company and solely in the exercise of his or her fiduciary duties and responsibilities in such capacity, and (c) no Stockholder shall have any liability to Purchasers or any of its affiliates under this Agreement or otherwise as a result of any action or inaction by any Stockholder, or any officer, partner, member or employee, as applicable, of any Stockholder serving on the Company's Board of Directors acting in such person's capacity as a director or officer of the Company and solely in the exercise of his or her fiduciary duties and responsibilities in such capacity.

      6.13 Specific Performance. Each party hereto recognizes and agrees that, if for any reason any of the provisions of this Agreement are not performed by the other party in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to the non-breaching party for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of the non-breaching party posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, the breaching party will not allege, and the breaching party hereby waives the defense, that there is an adequate remedy at law.

      6.14 Submission to Jurisdiction. Any suit, action or proceeding with respect to this Agreement shall be brought in any court of competent jurisdiction in the State of New York, and the parties hereto hereby submit to the exclusive jurisdiction of any such court for the purpose of any such suit, action, proceeding or judgment. The parties hereto hereby irrevocably waive (i) any objections which any of them may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, (ii) any claim that any such suit, action or proceeding brought in such court has been brought in any inconvenient forum and (iii) any right to a jury trial. Each party hereby consents to service of process in any such proceeding in any manner permitted by New York law, except to the extent that Delaware General Corporation Law is mandatorily applicable and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.11 above with respect to the Purchasers, and at the address set forth under such Stockholder's name on Exhibit A with respect to the Stockholders, shall be reasonably calculated to give actual notice.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  PURCHASERS:

                                  WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                  By: Wynnefield Capital Management, Inc.,
                                      its Investment Manager

                                      By: /s/ Nelson Obus
                                          ---------------------------------
                                          Name: Nelson Obus
                                          Title: President

                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                  By: Wynnefield Capital Management, LLC,
                                      its general partner

                                      By: /s/ Nelson Obus
                                          ---------------------------------
                                          Name: Nelson Obus
                                          Title: Co-Managing Member

                                  WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                  By: Wynnefield Capital Management, LLC,
                                      its general partner

                                      By: /s/ Nelson Obus
                                          ---------------------------------
                                          Name: Nelson Obus
                                          Title: Co-Managing Member

                                  WEBFINANCIAL CORPORATION

                                  By: /s/ Jack Howard
                                      -------------------------------------
                                      Name: Jack Howard
                                      Title:

                                  STOCKHOLDERS:

                                  /s/ Michael P. Ryan
                                  -----------------------------------------
                                  MICHAEL P. RYAN


                                  /s/ Carole Enisman
                                  -----------------------------------------
                                  CAROLE ENISMAN


                                  /s/ Ted H. Finkelstein
                                  -----------------------------------------
                                  TED H. FINKELSTEIN


                                  DENNIS CONROY

                                  PRIME PARTNERS, INC.


                                  By: /s/ Ralph A. Porpora
                                      -------------------------------------
                                      Name: Ralph A. Porpora
                                      Title: Vice President

ACKNOWLEDGED:

GILMAN + CIOCIA, INC. (the "Company")

By: /s/ Michael P. Ryan
    ---------------------------------
    Name: Michael P. Ryan
    Title: President

                                    EXHIBIT A

               Stockholder/Address                                Shares
-------------------------------------------------    ---------------------------
Wynnefield Small Cap Value Offshore Fund, Ltd.
c/o Nelson Obus
450 7th Avenue, Suite 509
New York, NY 10123

Wynnefield Partners Small Cap Value, L.P.
c/o Nelson Obus
450 7th Avenue, Suite 509
New York, NY 10123

Wynnefield Partners Small Cap Value, L.P., I
c/o Nelson Obus
450 7th Avenue, Suite 509
New York, NY 10123

WebFinancial Corporation
590 Madison Avenue, 32nd Floor
New York, NY  10022
Attn: Jack Howard

Michael P. Ryan

Carole Enisman

Ted H. Finkelstein

Dennis Conroy

Prime Partners, Inc.

                                    EXHIBIT B

                                IRREVOCABLE PROXY

      The undersigned stockholder of Gilman + Ciocia, Inc., a Delaware corporation (the "Company"), hereby irrevocably, to the fullest extent permitted by law and subject to the Voting Agreement (defined below), appoints [name, jurisdiction of organization, as applicable, and address], as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on Exhibit A to the Voting Agreement of even date herewith by and between __________ and __________ (collectively, the "Purchasers"), the undersigned stockholder and the other parties thereto ("Voting Agreement"). Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Termination Date (as defined below).

      This Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Purchasers entering into that certain Investor Purchase Agreement (the "Purchase Agreement"), by and among Purchasers, the Company and the other parties thereto dated as of April __, 2007. As used herein, the term "Termination Date" shall mean the earlier to occur of (i) October 31, 2007 or (ii) the date of approval by the stockholders of the Company of (a) an amendment to the Company's Certificate of Incorporation that increases the number of authorized shares of Common Stock to 500,000,000 shares, and (b) the transactions contemplated by the Purchase Agreement.

      The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting (a) in favor of approval of the Purchase Agreement, the transactions contemplated thereby, any other matter necessary for the consummation of the transactions contemplated thereby and considered and voted upon by the stockholders of the Company at any such meeting of stockholders or in such written consent; (b) against approval of any proposal made in opposition to or in competition with the consummation of the transactions contemplated by the Purchase Agreement or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Purchase Agreement or of the undersigned under the Voting Agreement; and (c) in favor of any amendment to the Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized thereunder.

      The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This Proxy shall terminate, and be of no further force and effect, automatically upon the Termination Date.

Dated: April _____, 2007                        ________________________________
                                                Name:___________________________
[Notary]


                                      B-2